19
                                                  TFC/RHI/FHC AM1


                        AMENDMENT NO. 1
                  dated as of January 29, 1999
                               to
          THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                 Dated as of December 19, 1997


          THIS AMENDMENT NO. 1 ("Amendment") is entered into as of January 29, 1999 by and among The Fairchild Corporation, a Delaware corporation, Fairchild Holding Corp., a Delaware corporation, RHI Holdings, Inc., a Delaware corporation, and the institutions identified on the signature pages hereof as Lenders. Capitalized terms used herein but not defined herein shall have the meanings provided in the Credit Agreement (as defined below).

                    W I T N E S S E T H:

          WHEREAS, the Borrowers and the Lenders and Issuing Banks are parties to that certain Third Amended and Restated Credit Agreement dated as of December 19, 1997 (together with the Exhibits and Schedules thereto, the "Credit Agreement"), pursuant to which the Lenders and Issuing Banks have agreed to provide certain financial accommodations to the Borrowers; and

          WHEREAS, in accordance with the requirements of Section
10.04 of the Credit Agreement, the Collateral Agent has consented to the formation of a new Wholly-Owned Subsidiary of Mairoll, Inc. under the laws of the State of Delaware and such Subsidiary has been formed and is known as Warthog, Inc.;

          WHEREAS, the Borrowers have requested certain amendments to Article X of the Credit Agreement;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.  Amendment to Credit Agreement.  Effective as of
January 29, 1999, upon satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

          1.1 Section 1.01 is amended to (i) delete the provisions of clause (ii)(b) of the definition of "Borrowing
Base" in its entirety and substitute the following therefor:

     (b) the Banner Stock Availability;

and (ii) add the following definitions thereto:

     "Banner Stock Availability" means an amount equal to forty percent (40%) of the Market Value of the Banner Stock minus forty percent (40%) of the cumulative amount of cash loaned, advanced, dividended, distributed, invested, or otherwise transferred by Banner to Fairchild from and after December 26, 1998.

     "Commitment" means, with respect to a given Lender, the sum of such Lender's Revolving Credit Commitment plus such Lender's Term Loan Commitment.

     "Farmingdale Property" means the Real Property located in Farmingdale, New York and owned by Mairoll, Inc.

          1.2  Section 10.01 is amended to (i) delete the phrase
"Intentionally omitted" from clause (h) thereof and substitute the following therefor:

     (h) Indebtedness owing to Banner in the principal amount of $30,000,000 evidenced by a promissory note in the form set forth on Exhibit 10.01-H attached hereto and made a part hereto;

(ii) delete the word "and" at the end of clause (n) thereof and
(iii) delete the provisions of clause (o) thereof in their entirety and substitute the following therefor:

     (o) Indebtedness of Warthog, Inc., a Wholly-Owned Subsidiary of Mairoll, Inc. owing to Fleet Bank, National Association in an aggregate principal amount not to exceed $35,000,000 at any time outstanding on the terms and conditions set forth on Schedule 10.01-O attached hereto and made a part hereof, subject to agreements in form and substance satisfactory to the Collateral Agent; provided that such agreements are executed and delivered on or before May 31, 1999;

     (p) Indebtedness of TFC in respect of the indemnity described on Schedule 10.01-O, subject to an agreement in form and substance satisfactory to the Collateral Agent;

     (q)  in addition to the Indebtedness permitted by clauses
     (a) through (p) above, other unsecured Indebtedness and secured Indebtedness of Subsidiaries of the Borrowers which are not Domestic Subsidiaries in an aggregate amount which, when combined with outstanding Accommodation Obligations permitted under Section 10.05(d) and Section 10.05(j), does not exceed $15,000,000 outstanding.

          1.3 Section 10.02 is amended to (i) delete the provisions of clause (i) thereof in its entirety and substitute the following therefor:

     (i)  any transfers of any portion or all of the Capital
     Stock or assets of the Spin-Off Businesses and any transfers of assets required to consummate the Spin-Off;

(ii) delete the word "and" at the end of clause (j) thereof,
(iii) delete the "." at the end of clause (k) thereof and substitute "; and" therefor, and (iv) add the following provisions as clause (l) thereof:

     (l)  the transfer by Mairoll, Inc., a Wholly-Owned
     Subsidiary of FHC, to Warthog, Inc., a Delaware corporation and a Wholly-Owned Subsidiary of Mairoll, Inc., of the Farmingdale Property.

          1.4 Section 10.03 is amended to (i) delete the word "and" at the end of clause (e) thereof, (ii) delete the "." at the end of clause (f) thereof and substitute "; and" therefor, and (iii) add the following provision as clause (g) thereof:

     (g) Liens granted by Warthog, Inc., a Wholly-Owned Subsidiary of Mairoll, Inc., in (i) the Farmingdale Property and improvements made thereto, (ii) all fixtures, furnishings, Equipment and other personal property used in connection with the Farmingdale Property and such improvements, and (iii) all leases, subleases, licenses, concession agreements, contracts, and managerial agreements, entered into with respect thereto and permits affecting the Farmingdale Property and improvements made thereto.

          1.5 Section 10.04 is amended to (i) delete the word "and" at the end of clause (p) thereof, (ii) delete the "." at the end of clause (q) thereof and substitute ";" therefor, and
(iii) add the following provisions as clause (r) and clause (s) thereof:

     (r)  an Investment by Mairoll, Inc. in Warthog, Inc., a
     Delaware corporation and Wholly-Owned Subsidiary of Mairoll,
     Inc., in the form of a contribution to the capital of Warthog, Inc. of the Farmingdale Property; and

     (s) an Investment by RHI in Capital Stock of Mediadisc, a corporation formed under the laws of France, aggregating approximately a 35% interest therein, the amount of which Investment shall be charged against the Investments referenced in Section 10.17 and the subsequent Investment(s) by Subsidiaries of RHI of all of the Capital Stock of Convac France to Mediadisc immediately preceding the merger of Convac France and Mediadisc permitted under Section 10.09(ix).

          1.6 Section 10.05 is amended to (i) delete the word "and" at the end of clause (h) thereof and (ii) delete clause (i) thereof in its entirety and substitute the following therefor:
     (i) Accommodation Obligations in the form of a "Completion Guaranty" and a "Full Payment Guaranty" incurred by TFC for the benefit of Fleet Bank, National Association, on the terms and conditions set forth on Schedule 10.01-O, subject to agreements in form and substance satisfactory to the Collateral Agent; and

     (j) in addition to the Accommodation Obligations permitted by clauses (a) through (i) above, other unsecured
     Accommodation Obligations in an aggregate amount which does not exceed $10,000,000 at any time outstanding.

          1.7  Section 10.09 is amended to (i) delete the word
"and" at the end of clause (vii) thereof, (ii) delete the "." at the end of clause (viii) and substitute "; and" therefor, and
(iii) add the following provision as clause (ix) thereof:

     (ix) the merger of Mediadisc with and into Convac France with Convac France being the surviving corporation.

          1.8 Section 10.17 is amended to delete the provisions thereof in their entirety and substitute the following therefor:

     10.17. Transactions with the Technologies Companies. ?? Notwithstanding anything to the contrary contained in this
     Article X, prior to consummation of the Spin-Off, the Technologies Companies may, directly or indirectly, (a) incur Indebtedness from or receive the benefit of Investments made by the Borrowers or any Subsidiary of the Borrowers after the Effective Date and (b) receive the benefit of Accommodation Obligations incurred by the Borrowers or any Subsidiary of the Borrowers after the Effective Date, in an amount (in the aggregate at any time outstanding, exclusive of fees and interest with respect thereto) not exceeding $42,000,000 and the Borrowers and any Subsidiary of the Borrowers may make such Investments and incur such Accommodation Obligations.

          1.9  Schedule 1.01.10 is deleted in its entirety and
Schedule 1.01.10 attached hereto and made a part hereof is substituted therefor.

          2. Conditions to Effectiveness. The provisions of this Amendment shall become effective as of January 29, 1999 upon receipt by the Collateral Agent, by no later than 5:00 p.m. (New York time) on February 5, 1999, of (i) executed counterparts of this Amendment signed on behalf of the Borrowers and the Requisite Lenders, (ii) payment in immediately available funds of a fee for the account of each Lender having executed and delivered this Amendment on or before such date in the amount of 0.05% of such Lender's Commitment.
          3.  Representations, Warranties and Covenants.

          3.1 The Borrowers hereby represent and warrant that this Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

          3.2 The Borrowers hereby represent and warrant that, before and after giving effect to this Amendment, no Event of Default or Potential Event of Default has occurred and is continuing.

          3.3 The Borrowers hereby reaffirm all agreements, covenants, representations and warranties made in the Credit Agreement, to the extent the same are not amended hereby, and made in the other Loan Documents to which it is a party; and agrees that all such agreements, covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment. To the extent the Credit Agreement is amended hereby to modify or add agreements, covenants and/or representations and warranties, such agreements, covenants and/or representations and warranties are made as of the date on which this Amendment becomes effective with respect thereto.


          4.  Reference to and Effect on the Credit Agreement.

          4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

          4.2  Except as specifically amended above, the Credit
Agreement shall remain in full force and effect, and is hereby ratified and confirmed.

          4.3 The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Collateral Agent or Lenders, or constitute a waiver of any provision of any of the Loan Documents.


          5.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW
YORK.

          6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


FAIRCHILD HOLDING CORP.            RHI HOLDINGS, INC.

By Karen L. Schneckenburger        By   Karen L. Schneckenburger
  Vice President & Treasurer       Vice President & Treasurer


THE FAIRCHILD CORPORATION

By Karen L. Schneckenburger
   Vice President & Treasurer


Lenders:

CITICORP USA, INC.                 NATIONSBANK, N.A.

By:  Suzanne Crymes                By:  Michael R. Heredia
     Attorney-in-Fact                   Senior Vice President


CREDIT AGRICOLE INDOSUEZ           BHF-BANK AKTIENGESELLSCHAFT

By:  David Bouhl, F.V.P.           By:
     Head of Corporate Banking
     Chicago

By:  Dennis M. Toolan              By:
     Vice President
     Senior Relationship Manager
PRIME INCOME TRUST                 SENIOR DEBT PORTFOLIO
                                   By Boston Management and
                                      Research as Investment
                                      Adviser

By:  Peter Gewirtz                 By:  Scott H. Page
     Authorized Signatory               Vice President

KZH CRESCENT LLC                   KZH CRESCENT-2 LLC

By:  Virginia Conway               By:  Virginia Conway
     Authorized Agent                   Authorized Agent


KZH SHOSHONE LLC                   KZH SOLEIL-2 LLC

By:  Virginia Conway               By:  Virginia Conway
     Authorized Agent                   Authorized Agent


KZH ING-2 LLC                      KZH CRESCENT-3 LLC

By:  Virginia Conway               By:  Virginia Conway
     Authorized Agent                   Authorized Agent


PROVIDENT BANK OF MARYLAND         MERRILL LYNCH PIERCE FENNER &
                                   SMITH INCORPORATED

By:  Robert L. Smith               By:  Neil Brisson
     Assistant Vice President           Director

UNION BANK OF CALIFORNIA, N.A.     TORONTO DOMINION (TEXAS), INC.

By:  J. Scott Jessup               By____________________________
     Vice President


COMPAGNIE FINANCIERE DE CIC         NATEXIS BANQUE
ET DE L'UNION EUROPEENNE

By:  Sean Mounier                       By:  Pieter J. van Tulder
     First Vice President
                                             President and
                                             Manager
                                             Multinational Group

By:  Brian O'Leary                      By:  John Rigs
     Vice President                          Vice President



BOEING CAPITAL CORPORATION         FIRST DOMINION FUNDING I

By:  James C. Hammersmith          By:  Andrew H. Marshak
     Senior Documentation Officer       Authorized Signatory


PAM CAPITAL FUNDING, INC.          VAN KAMPEN PRIME RATE
By Highland Capital Management     INCOME TRUST
   Company as Collateral Manager

By:  James Dondero, CFA, CPA       By:  Jeffrey W. Maillet
     President                          Senior Vice President
                                        And Director

BALANCED HIGH-YIELD FUND I LTD.
By BHF-Bank Aktiengesellschaft
   acting through its New York
   Branch as attorney-in-fact

By___________________________
  Name:
  Title:


By___________________________
  Name:
  Title:



EATON VANCE SENIOR INCOME TRUST
By Eaton Vance Management, as
   Investment Advisor

By:  Scott H. Page
     Vice President

                        EXHIBIT 10.01-H
                               to
          Third Amended and Restated Credit Agreement
                 dated as of December 19, 1998



                Form of Subordinated Banner Note


                            Attached



                        SCHEDULE 1.01.10
                               to
          Third Amended and Restated Credit Agreement
                 Dated as of December 19, 1997

           as amended by Amendment No. 1 and Consent dated as of January 29, 1999


                      SPIN-OFF BUSINESSES


I. Principal Spin-Off Businesses

Technologies Companies:

     Fairchild Technologies GmbH
     Convac France S.A.
     Fairchild Technologies UK Ltd.
     Convac Dresden GmbH
     Fairchild Germany, Inc.
     Convac USA, Inc.
     Fairchild Technologies USA, Inc.
     Fairchild CDI S.A.
     Mediadisc??
     CuTek Research, Inc.

Nacanco Paketleme Sanayi Ve Ticaret A.S.

Investments:

Holder                   Investment

TFC                      Billecart Expansion
                         Skinner Engine Company Preferred Stock
                         Teuza Fund
                         Rotlex
                         Nevatim Triangle Venture
                         Oramir Semiconductor Equipment Ltd.
                         Technical Devices Note Receivable
($914,193)
                         Stelfast Fasteners Note Receivable
($181,093)
                         Banner Industrial Products, Inc.
                         Plymouth Leasing Company
                         Banner Energy Corporation of Kentucky,
Inc. ("BECK")
                         Faircraft Sales Ltd.
                         Fairchild Export Sales Corporation
                         Aircraft Tire Corporation
                         Fairchild Titanium Technologies, Inc.

RHI                      Medical Resources, Inc.
                         S.A.R.L. Soustiel 2000
                         Bolshoi Fund (Antiques)
                         Celtronix Ltd.
                         Visionix Ltd.
                         Fairchild Scandinavian Bellyloading
                            Company -- Royalty Agreement with
Teleflex
                         MISAT Ltd.
                         Northking Insurance Company Limited, a
Bermuda corporation (re-
                            insurance collateral and guaranty)
                         Recycling Investments, Inc. ("RII")
                         Recycling Investments II, Inc. ("R-II")
                         Banner Capital Ventures, Inc.
                         Shared Technologies Cellular, Inc.
                         Tri-Fast S.A.R.L.
                         Sovereign Air Limited -- Bristol
Holdings
                         Banner Industrial Distribution, Inc.
                         MTA, Inc.
                         F.F. Handels GmbH
                         Aero International, Inc.

FHC                      S.S.E. Telecom, Inc. common stock &
                            warrants
                         Colt Royalty Agreement
                         Teuza Management and Development (1991)
                            Limited
                         Mairoll, Inc. (exclusive of Fastener
Business assets & liabilities)
                         A10 Inc.
                         Fairchild Arms International Ltd.
                         Oink Oink, Inc.
                         Fairchild Data Corporation
                         Communication Intelligence Corporation
                            (preferred stock)
                         D-M-E Iberica S.A.
                         Partes Para Moldes D-M-E S.A.
                         Banner Investments (UK) Limited
                         JJS Limited
                         Boussugue Note Receivable (FF 4,000,000)


Mairoll, Inc.            V&V Redondo Beach Limited Partnership,
                         a California partnership (49%
interest)??

                         Hartz-Rex Associates, a New Jersey
partnership (49% interest)

A10 Inc.                 Fairchild Retiree Medical Services, Inc.

RII                      Eagle Environmental, Limited
Partnership, a Delaware partnership
(49.9% limited partnership interest)

R-II                     Eagle Environmental II, Limited
Partnership (49.9% limited partnership
interest)

BECK                     Jenkins Coal Dock Company, Inc. (shell
corporation; 80% owned)??

                         KenCoal Associates, an Ohio partnership
(80% interest; inactive entity with no
assets or liabilities)


Real Estate:

Owner                    Real Estate Location

FHC                      Sloane Street Real Property (London)

RHI                      West Milwaukee Real Property (Wisconsin)
                         Brady Lane Real Property (Indiana)
                         Burlington Real Property (Massachusetts)

Plymouth Leasing         Trucking terminals located in Huron,
Company                  Ohio and leased to Conway
                         Freight and
                         Mansfield, Ohio (unoccupied)

BECK                     700 acres of unimproved land in Kentucky

Faircraft Sales          50 acres including a coal mine in
Ltd.                     Vincennes, Indiana




II.   Fairchild Finance Company



III.  Other Non-Aerospace Businesses



                        SCHEDULE 10.01-O
                               to
          Third Amended and Restated Credit Agreement
                 dated as of December 19, 1997


                Farmingdale Financing Termsheet



                            Attached